EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Ablest Inc. on Form 10-Q for the period ending July 2, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Horan, Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John Horan
John Horan
Vice President and Chief Financial Officer

Date: August 10, 2006

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